UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2021 (May 27, 2021)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange
0.50% Exchangeable Senior Bonds due 2023	RIG/23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual General Meeting of Shareholders of Transocean Ltd. (the “Company”) held on May 27, 2021 (the “AGM”), shareholders of the Company approved the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan, as amended (as amended and restated, the “Amended and Restated LTIP”). As approved by our shareholders, the Amended and Restated LTIP reserves an additional 23,000,000 Transocean Ltd. shares, par value CHF 0.10 per share (“Shares”), issuable pursuant to awards under the plan.

The summary of the changes to the Amended and Restated LTIP is subject to and qualified in its entirety by reference to the full text of the Amended and Restated LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2021, the Company’s Articles of Association were amended (as amended, the “Articles of Association”) to reflect the approval by our shareholders at the AGM of the proposal to renew the total number of Shares that may be issued using the Company’s authorized share capital to a maximum of 205,702,850 Shares, representing approximately 30% of the Company’s issued Shares as of May 27, 2021.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Company’s AGM, held in Steinhausen (Zug), Switzerland, the Company’s shareholders took action on the following matters:

1.    Proposal regarding the approval of the 2020 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2020 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2020.

For	Against	Abstain
398,983,350	2,491,180	1,699,676

This item was approved.

2.    Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2020.

For	Against	Abstain	Broker Non-Votes
240,599,340	5,958,447	36,173,038	120,443,381

This item was approved.

3.    Proposal regarding the Appropriation of the Accumulated Loss for Fiscal Year 2020 and Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution.

For	Against	Abstain
395,269,286	5,272,337	2,632,583

This item was approved.

4.    Proposal regarding renewal of shares authorized for issuance.

For	Against	Abstain
390,984,566	10,336,127	1,853,513

This item was approved.

5.    Proposals regarding the election of 11 directors for a term extending until completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	279,173,136	2,273,894	1,283,795	120,443,381
Vanessa C.L. Chang	276,714,825	4,659,632	1,356,368	120,443,381
Frederico F. Curado	199,190,301	82,209,680	1,330,844	120,443,381
Chadwick C. Deaton	279,067,479	2,292,543	1,370,803	120,443,381
Vincent J. Intrieri	278,160,288	3,247,587	1,322,950	120,443,381
Samuel J. Merksamer	278,877,616	2,544,864	1,308,345	120,443,381
Frederik W. Mohn	279,004,598	2,422,365	1,303,862	120,443,381
Edward R. Muller	277,960,440	3,491,358	1,279,027	120,443,381
Margareth Øvrum	278,583,218	2,843,259	1,304,348	120,443,381
Diane de Saint Vincent	278,719,023	2,727,850	1,283,952	120,443,381
Jeremy D. Thigpen	278,867,429	2,674,860	1,188,536	120,443,381

Each of the 11 persons listed above was duly elected as a director of the Company to hold office until the completion of the 2022 Annual General Meeting of Shareholders.

6.    Proposal regarding the election of the Chairman of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chairman Nominee	For	Against	Abstain	Broker Non-Votes
Chadwick C. Deaton	279,138,401	2,253,702	1,338,722	120,443,381

Chadwick C. Deaton was elected Chairman of the Board of Directors of the Company to hold office until the completion of the 2022 Annual General Meeting of Shareholders.

7.    Proposal regarding the election of the members of the Compensation Committee, each for a term extending until completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	278,366,744	3,243,386	1,120,695	120,443,381
Vanessa C.L. Chang	277,579,629	3,960,347	1,190,849	120,443,381
Samuel J. Merksamer	278,211,319	3,407,966	1,111,540	120,443,381

Each of the three persons listed above was duly elected to serve as a member of the Compensation Committee of the Company to hold office until completion of the 2022 Annual General Meeting of Shareholders.

8.     Proposal regarding the reelection of the independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
395,429,100	5,002,002	2,743,104

This item was approved.

9.    Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2021 and reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a further one-year term.

For	Against	Abstain
397,841,275	4,100,265	1,232,666

This item was approved.

10.    Proposal regarding the advisory vote to approve Named Executive Officer compensation.

For	Against	Abstain	Broker Non-Votes
274,587,584	6,384,903	1,758,338	120,443,381

This item was approved.

11.    (a) Proposal regarding ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2021 Annual General Meeting and the 2022 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
275,748,060	5,387,155	1,595,610	120,443,381

This item was approved.

11.    (b) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2022.

For	Against	Abstain	Broker Non-Votes
274,757,238	6,432,829	1,540,758	120,443,381

This item was approved.

12.   Proposal regarding the approval of the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
274,731,116	6,610,810	1,388,899	1,388,899

This item was approved.

Item 8.01Other Events.

Following the reelection at the AGM of Vanessa C.L. Chang and Glyn A. Barker as independent members of the Company’s Board of Directors and the election of Mr. Barker as a member of the Compensation Committee, the Company’s Board of Directors appointed Ms. Chang as Chair of the Board’s Audit Committee and Mr. Barker as Chair of the Board’s Compensation Committee.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
10.1	Amended and Restated Transocean Ltd. 2015 Long-Term Incentive Plan
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: June 1, 2021	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person